UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
  Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 5, 2002
                                                          ----------------


                         Shelbourne Properties II, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                         0-15753                  04-3502382

---------------                  -----------                ----------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



c/o First Winthrop Corporation,
7 Bulfinch Place, Suite 500,
Boston, MA                                                             02114
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (212) 319-3400
                                                  -------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

         On August 5, 2002, Shelbourne Properties II, Inc. (the "Company") entered into an amendment (the "Purchase Agreement Amendment") to the Stock Purchase Agreement among HX Investors, L.P. ("HX Investors") and Exeter Capital Corporation ("Exeter") and the Company, dated as of July 1, 2002, to, among other things, increase the purchase price per share offered by HX Investors in its tender offer, commenced on July 5, 2002, for up to 268,444 issued and outstanding shares of common stock, par value, $0.01 per share, of the Company, from $62.00 to $73.85. In addition, HX Investors agreed to reduce the incentive payment provided for in the Company's related plan of liquidation from 25% to 15% of net proceeds, after the payment of a priority return to stockholders.

         The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement Amendment, a copy of which is attached hereto as Exhibit 2.1, and which is incorporated herein by reference. A copy of the joint press release issued by the Company, Shelbourne Properties I, Inc. and Shelbourne Properties, III, Inc. is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  2.1 Amendment No. 1, dated as of August 5, 2002, to the Stock Purchase Agreement, dated as of July 1, 2002, among HX Investors, Exeter and the Company.

                  10.1 Amendment No. 1, dated as of August 5, 2002, to Settlement Agreement, dated July 1, 2002, among HX Investors and the additional plaintiffs in the action who are listed on Exhibit A thereto, on the one hand, and the Company, Shelbourne Properties I, Inc., Shelbourne Properties III, Inc., Presidio Capital Investment Company, LLC and Shelbourne Management, LLC, on the other hand.

                  99.1 Joint press release issued by the Company, Shelbourne Properties I, Inc. and Shelbourne Properties III, Inc. on August 5, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SHELBOURNE PROPERTIES II, INC.


Date:    August 5, 2002                     By:      /s/ Richard J. McCready
                                                 -------------------------------
                                                 Name:  Richard J. McCready
                                                 Title: Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit
   No.            Description
--------          --------------
  2.1             Amendment No. 1, dated as of August 5, 2002, to the Stock
                  Purchase Agreement, dated as of July 1, 2002, among HX
                  Investors, Exeter and the Company.

  10.1 Amendment No. 1, dated as of August 5, 2002, to Settlement Agreement, dated July 1, 2002, among HX Investors and the additional plaintiffs in the action who are listed on Exhibit A thereto, on the one hand, and the Company, Shelbourne Properties I, Inc., Shelbourne Properties III, Inc., Presidio Capital Investment Company, LLC and Shelbourne Management, LLC, on the other hand.

  99.1 Joint press release issued by the Company, Shelbourne Properties I, Inc. and Shelbourne Properties III, Inc. on August 5, 2002.